EXHIBIT 10.7(b)

                          SCHEDULE A TO EXHIBIT 10.6(b)

The following individuals entered into Executive Deferred Compensation Agreements with The Ohio Valley Bank Company identified below which are identical to the Executive Deferred Compensation Agreement, dated December 28, 2007, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.

                                 Date of
Name                             Executive Deferred Compensation Agreements
----                             ------------------------------------------
Katrinka V. Hart                 January 17, 2008
E. Richard Mahan                 December 28, 2007
Scott W. Shockey                 December 24, 2007